UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 12, 2015, we issued a press release announcing our third quarter 2015 results. The release further announced that management would host a conference call to review our results for the quarter and our development plans via webcast on November 12, 2015, beginning at 5:00 P.M. EDT. A copy of the press release is furnished as Exhibit 99.1, and is incorporated by reference herein.

On November 10, 2015, we issued a press release announcing that we had converted our previously filed provisional patent application for Phospholipid-Ether Analogs as Cancer Targeting Drug Vehicles to non-provisional US and International (PCT) patent applications. A copy of the press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title
99.1	Press release dated November 12, 2015, entitled “Cellectar Biosciences Announces 3rd Quarter Financial Results”

99.2	Press release dated November 10, 2015, entitled “Cellectar Biosciences Converts Patent Application for Phospholipid-Ether Analogs as Cancer Targeting Drug Vehicles”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated November 12, 2015, entitled “Cellectar Biosciences Announces 3rd Quarter Financial Results”

99.2	Press release dated November 10, 2015, entitled “Cellectar Biosciences Converts Patent Application for Phospholipid-Ether Analogs as Cancer Targeting Drug Vehicles”